PRUDENTIAL INVESTMENT PORTFOLIOS 7
Prudential Jennison Value Fund (the “Fund”)

Supplement dated May 1, 2017 to the Currently Effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI)

This supplement amends and supersedes any contrary information contained within the Fund’s Summary Prospectus, Statutory Prospectus, SAI and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

Effective on May 1, 2017, Joseph C. Esposito, CFA, will join Warren N. Koontz, Jr., CFA as a portfolio manager for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

In the section of the Summary Prospectus and Prospectus entitled “Fund Summary,” the sub-section entitled “Management of the Fund” is revised by deleting the portfolio manager table and substituting the new table appearing below:

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Joseph C. Esposito, CFA	Managing Director	May 2017
		Warren N. Koontz, Jr., CFA	Managing Director	September 2014

In the section of the Prospectus entitled “How the Fund is Managed,” the sub-section entitled “Portfolio Manager” is hereby deleted and replaced with the following:

PORTFOLIO MANAGERS

Joseph C. Esposito, CFA, and Warren N. Koontz, Jr., CFA, are the portfolio managers of the Fund.

Joseph C. Esposito, CFA, is a Managing Director and a Large Cap Value Equity Portfolio Manager and equity research analyst. He joined Jennison in September 2014. He came to Jennison after seven years with Loomis, Sayles & Company, where he was senior equity analyst covering industrials, technology, health care and materials. Previously, Mr. Esposito was a business systems analyst at AXA Financial. He received a BA from the College of New Jersey and an MBA in finance from Columbia Business School. He is a CFA charterholder.

Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity and a Large Cap Value Equity and Large Cap Blend Equity Portfolio Manager for Jennison.  Mr. Koontz joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis, Sayles in 1995, Mr. Koontz was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Mr. Koontz earned his BS in finance and MBA from The Ohio State University. He is also a Chartered Financial Analyst.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

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In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers—Other Accounts and Ownership of Fund Securities,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised to add the following information pertaining to Mr. Esposito:

Portfolio Manager	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Ownership of Fund Shares
Joseph C. Esposito, CFA	None	None	None	$10,001 – $50,000

Information in the above table is as of March 31, 2017.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest” is revised by deleting the Compensation section for Jennison Associates LLC and replacing it with the following:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents most of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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